Exhibit 99.5

CONSENT AGREEMENT

This CONSENT AGREEMENT, dated as of June 27, 2014 (this “Agreement”; capitalized terms used herein without definition have the meanings provided in Article I), is entered into by each of SPORT CHALET, INC., a Delaware corporation (“Borrower”), SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company (“SCVS”), and SPORT CHALET TEAM SALES, INC., a California corporation (“SCTS”, together with Borrower and SCVS, the “Obligated Parties”, and each individually, an “Obligated Party”), the financial institutions that are now or that hereafter become a party to the Loan Agreement (as defined below) (collectively, the “Lenders”, and each individually a “Lender”) and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

RECITALS

WHEREAS, the Obligated Parties, the Lenders and Agent have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of October 18, 2010 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Vestis Retail Group, LLC, a Delaware limited liability company (“Vestis”), Everest Merger Sub, Inc., a Delaware corporation (“Purchaser”), and Borrower have entered into an Agreement and Plan of Merger (“Merger Agreement”), dated as of even date herewith, pursuant to which Purchaser will commence a tender offer to purchase all of the outstanding shares of Class A common stock and Class B common stock of Borrower (“Tender Offer”).

WHEREAS, pursuant to the Merger Agreement, if, after the closing of the Tender Offer, approval of Borrower’s stockholders is required under applicable law to consummate the merger of Purchaser into Borrower (“Merger”), Borrower has agreed to hold a special meeting of its stockholders to adopt the Merger Agreement (“Stockholder Approval”).

WHEREAS, Borrower, Vestis, Purchaser, The Olberz Family Trust dated 05/06/1997, a trust organized under the laws of the state of California (“Trust”), Irene M. Olberz (“IO”), individually and as co-trustee for the Trust, and Eric S. Olberz (“EO”), individually and as co-trustee for the Trust, have entered into a Stock Purchase Agreement (“SPA”), dated as of even date herewith, pursuant to which Purchaser will purchase all of the Class A common stock and Class B common stock of Borrower owned by the Trust, IO and EO (“Planned Acquisition” and, together with the Tender Offer and the Stockholder Approval (if required), “Acquisition”).

WHEREAS, each of Craig L. Levra, Howard K. Kaminsky and Dennis Trausch (the “Support Agreement Stockholders”) have separately entered into a tender and support agreement (a “Support Agreement”) with Vestis and Purchaser, providing that each such Support Agreement Stockholder shall, among other things: (i) agree to tender the shares of Class A common stock and Class B common stock of Borrower beneficially owned by them into the Tender Offer prior to the initial expiration time of the Tender Offer; (ii) grant Vestis a proxy to, among other things, vote such shares in favor of the Merger and the adoption of the Merger Agreement; and (iii) otherwise support the Merger Agreement, the Tender Offer, the Merger and the other transactions contemplated by the Merger Agreement, each on the terms and subject to the conditions set forth in each such respective Support Agreement.

WHEREAS, upon the consummation of the Acquisition, (a) Borrower will be merged with Purchaser and Borrower will be the surviving entity, and (b) 100% of the Equity interests in Borrower will be owned by Vestis (“Ownership Change”).

WHEREAS, the execution of the Merger Agreement, the SPA and the Support Agreements (collectively, the “Transaction Documents”) may, and consummation of the Tender Offer and the Ownership Change will, each result in an Event of Default caused by a Change of Control under Section 11.1(m) of the Loan Agreement (“Change of Control Default”).

WHEREAS, the Obligated Parties have requested that Agent and Lenders consent to the Ownership Change and agree that no Change of Control Default shall occur as a result of entry into the Transaction Documents and/or consummation of each of the Tender Offer and the Acquisition.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligated Party hereby agrees, for the benefit of Agent and each Lender, and, subject to the terms and conditions set forth below, Agent and each Lender party hereby grant such consent, as follows:

ARTICLE I: DEFINITIONS

1.01 Loan Agreement Definitions. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in Section 1.1 of the Loan Agreement.

1.02 Construction. The rules of construction specified in Sections 1.2 through 1.4 of the Loan Agreement shall apply to this Agreement.

ARTICLE II: LIMITED CONSENT

2.01 Consent. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, Agent and each Lender hereby consents to (a) the entry by the applicable parties into the Transaction Documents, (b) the consummation of the Tender Offer and acquisition by Purchaser of more than 50% of the voting power of Borrower and (c) the consummation of the Tender Offer, the Ownership Change and consummation of the Acquisition, and agrees that none of (a), (b) or (c) shall result in a Change of Control Default so long as the Acquisition is consummated by no later than December 31, 2014. To the extent reasonably required by Agent from and after the Ownership Change, Borrower will deliver to Agent such further board resolutions and similar documents reaffirming the terms of the Loan Agreement.

2.02 Required Loan Payoff. Upon the occurrence of the Ownership Change as set forth in this Agreement, Borrower must both (a) pay and satisfy the Obligations (as defined in the Loan Agreement) in full and (b) terminate the Commitments of the Lenders by the earlier of: (i) December 31, 2014 and (ii) the Merger Closing Date (as defined in the Merger Agreement).

2.03 Limitations. The consent set forth herein is specifically limited as set forth in Section 2.01 hereof and shall not be deemed a waiver of, or consent to a departure from, any other term, covenant, provision or condition set forth in any of the Loan Documents.

2.04 Representations and Warranties. In order to induce Agent and the Lenders to enter into this consent contained in Article II, each Obligor represents and warrants to Agent and the Lenders as follows:

(a) The representations and warranties of such Obligor in the Loan Documents are true and correct in all material respects (except where any such representation or warranty is otherwise qualified by materiality, in which case such representation or warranty is true and correct in all respects) on the date of, and upon giving effect to, this Agreement (except for representations and warranties that expressly relate to an earlier date);

(b) The execution of the Merger Agreement or SPA or the consummation of the transactions contemplated thereby shall not result in a change in the name of any Obligated Party or in the state of organization or incorporation of any Obligated Party.

(c) No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Agreement.

The consent set forth in this Article II is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Agreement are intended to be affected hereby.

ARTICLE III: DELIVERIES

3.01 Deliveries. The consent set forth above shall not be effective until the satisfaction or waiver of the following conditions:

(a) Agent’s receipt of executed counterparts of this Agreement; and

(b) Obligors shall have paid all fees and expenses to be paid to Agent and the Lenders on the date hereof.

ARTICLE IV: MISCELLANEOUS

4.02. Acknowledgement. Each Obligated Party hereby acknowledges and consents to the Loan Documents, as supplemented by this Agreement, and confirms and ratifies in all respects the Obligations of each Obligated Party under the Loan Agreement, as so supplemented, which shall remain in full force and effect. Each Guarantor hereby (i) confirms and ratifies in all respects its Obligations under its Guaranty, and (ii) acknowledges and agrees that such Guarantied Obligations remain in full force and effect, enforceable against each Guarantor in accordance with their terms.

4.03. Expenses. Without limiting the rights of the Lenders and Agent under Section 3.4 of the Loan Agreement, the Obligated Parties agree, jointly and severally, to pay all reasonable costs and expenses incurred by Agent (including, without limitation, reasonable fees and disbursements of counsel to Agent) in connection with the preparation of this Agreement.

4.04. Amendments, etc.; Successors and Assigns.

(a) No amendment to or waiver of any provision of this Agreement or of the Loan Documents, as supplemented by this Agreement, nor consent to any departure by any Obligated Party herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) This Agreement and each other instrument delivered in connection herewith or therewith shall be deemed to be a “Loan Document” under the Loan Agreement, and each of this Agreement and the other Loan Documents, as supplemented by this Agreement, shall be binding upon each Obligor and its successors, transferees and assigns and shall inure to the benefit of Agent and each Lender and their respective successors, transferees and assigns.

4.05. Severability. If any provision of this Agreement or any other Loan Document, as supplemented by this Agreement, is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement or such other Loan Document shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions, with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.06. Counterparts, Integration, Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, as supplemented by this Agreement, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. There are no unwritten or oral agreements or understandings among the parties. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

4.07. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

4.08. GOVERNING LAW; JURISDICTION; ETC.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS). TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS AGREEMENT.

(b) SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. Without limiting the applicability of any other provision of this Agreement, the terms of Sections 14.15 and 14.16 of the Loan Agreement shall apply to this Agreement.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SPORT CHALET, INC.,
a Delaware corporation

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	EVP and CFO

SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	Manager

SPORT CHALET TEAM SALES, INC., a California corporation

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	EVP and CFO

CONSENT AGREEMENT

Signature Page

BANK OF AMERICA, N.A.

By:	/s/ Stephen J. King
Name:	Stephen J. King
Title:	Senior Vice President

CONSENT AGREEMENT

Signature Page